MB SOFTWARE, INC.

                             STOCK OPTION AGREEMENT

     This Stock Option Agreement (hereinafter the "Agreement") is made and entered into effective as of the 1st day of August, 1997, by and between MB SOFTWARE, INC., a Delaware corporation (hereinafter the "Corporation") and John
E. Anderson (hereinafter "Optionee").


                                     SUMMARY

      Optionee:             John E. Anderson
      No. of Shares:        250,000
      Vesting:              In full on September 1, 1998
      Exercise Price:       $.19 per share


                                    AGREEMENT

     NOW, THEREFORE, in consideration of Ten Dollars ($10.00) and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Corporation and Optionee hereby agree as follows:

     1. Grant of Option. The Optionee is hereby granted the right to purchase a total of Two Hundred Fifty Thousand (250,000) shares (the "Option Stock") of the common stock, no par value, of the Corporation ("Common Stock"). The Option is NOT intended by the parties hereto to be, and shall NOT be treated as an Incentive Stock Option, as such term is defined under Section 422 of the Internal Revenue Code of 1986 (the "Code").

     2. Option Price. The price to be paid by Optionee for each share of Option Stock shall be Nineteen Cents ($.19) per share (hereinafter the "Exercise Price").

     3. Option Term - Term. The Option may be exercised, in whole or in part as to all or any part of the Option Stock at any time and from time to time beginning on September 1, 1998, but not later than 12:00 A.M., Salt Lake City, Utah, time, on September 1, 2004, (the "Expiration Date"), provided, however, that if the Expiration Date is a day on which banking institutions are authorized by law to close, then on the next succeeding day which is not a day on which banking institutions are authorized by law to close (hereinafter the "Option Period").

     4. Value Guarantee. In the event that the aggregate fair market value of the Option Stock on September 1, 1998, is less than $250,000, the Corporation shall, at its option, either grant an option to purchase the number of additional shares of the Common Stock without increasing the aggregate



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Exercise  Price for all  shares of common  stock for which  this  Option  may be exercised, in number which, with the Option Stock, shall have an aggregate fair market value equal to $250,000 in the aggregate, or pay Optionee the difference between $250,000 and the actual value of the Option Stock.

     5. Method of Exercise. The Option will be exercisable by written notice delivered to the Corporation by Optionee, dated and signed by Optionee, and shall provide the following (hereinafter the "Option Notice"):

          a. A statement that the Option is being exercised and the date (which must be prospective) as of which Optionee intends exercise to be effective (the "Exercise Date").

          b. The number of shares of Option Stock for which the Option is being exercised, and the name, address and social security number of the Optionee.

          c. Representations, warranties, and covenants with respect to the Optionee's investment intent for the Option Stock which are acceptable to the Corporation, in its reasonable discretion, which shall include the following:

               (1) The Optionee is the sole and true party in interest and is not acquiring the shares of Option Stock for the benefit of any other person.

               (2) The Optionee is acquiring the shares of Option Stock for investment purposes and not with a view to, or for resale in connection with, any distribution or public offering thereof within the meaning of the Securities Act of 1933, as amended.

               (3) The Optionee has had access to all information and documentation concerning the Corporation which the Optionee deems necessary or desirable with respect to the Corporation and its finances and operations, prior to entering into this Agreement, has had an opportunity to ask questions of and receive answers from other officers and the directors of the Corporation, and in all respects deems himself satisfied as to the nature and extent of all such information. The offer to acquire the shares of Option Stock was directly communicated to the Optionee in such manner that the Optionee was able to ask questions of and receive answers concerning the terms and conditions of this transaction.

               (4) The Optionee is capable of bearing the degree of economic risk inherent in ownership of the shares of Option Stock.

     6. Information. The Corporation shall provide to the Optionee such information as Optionee may reasonably request to enable Optionee to give the representations required in Section 5.c, above, sufficiently promptly to allow Optionee to timely exercise the Option.

     7. Payment Upon Exercise. Payment of the Exercise Price shall be in cash or certified funds. If the Optionee fails to pay for any of the Option Stock specified in such notice or fails to accept delivery thereof, the Optionee's right to purchase such Option Stock may be terminated by the Corporation.



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The date  specified in the  Optionee's  notice as the date of exercise  shall be deemed the date of exercise of the Option, provided that payment in full for the Option Stock to be purchased upon such exercise shall have been received by such date.

     8. Record Ownership. Upon receipt by the Corporation of the Option Notice in proper form for exercise, together with payment of the Exercise Price, at the office or agency of the Corporation or the Exercise Date, if later, the Optionee shall be deemed to be the holder of record of the shares of Option Stock issuable upon such exercise, notwithstanding that the stock transfer books of the Corporation shall then be closed or that certificates representing such shares of Option Stock shall not then be actually delivered to the Optionee. Neither the Optionee nor any other person shall have any of the rights and privileges of a stockholder of the Corporation with respect to any shares of Common Stock purchasable or issuable upon the exercise of the Option, in whole or in part, prior to the date of exercise of the Option.

     9. Nontransferability of Option. During the Optionee's lifetime, the Option hereunder shall be exercisable only by the Optionee or John E. Anderson, or any guardian or legal representative of the Optionee or John E. Anderson, and the Option shall not be transferable except, in case of the death of the Optionee, by will or the laws of descent and distribution, nor shall the Option be subject to attachment, execution or other similar process. In the event of (a) any attempt by the Optionee to alienate, assign, pledge, hypothecate or otherwise dispose of the Option, except as provided for herein, or (b) the levy of any attachment, execution or similar process upon the rights or interest hereby conferred, the Corporation may terminate the Option by notice to the Optionee and it shall thereupon become null and void.

     10. Employment Not Affected. Neither the issuance of the Option nor its exercise shall be construed as granting to the Optionee or any affiliate of the Optionee any right with respect to employment or continuance of employment with the Corporation or any subsidiary of the Corporation. Except as may otherwise be limited by a written agreement between the Corporation and the Optionee, the right of the Corporation to terminate at will the Optionee's employment with it at any time (whether by dismissal, discharge, retirement or otherwise) is specifically reserved by the Corporation and its subsidiaries, if any, and acknowledged by the Optionee.

     11. Amendment of Option. The Option may be amended by the Corporation at any time only with the written consent of the Optionee.

     12. Adjustments to the Number of Shares of Option Stock and to the Price. The number of shares of Option Stock for which this Option may be exercised and the Exercise Price shall be subject to adjustment from time to time as set forth in this Section 12.

          a. Stock Dividends, Subdivisions and Combinations. If at any time the Corporation shall:

               (1) pay a dividend or other distribution on its Common Stock in shares of Common Stock or shares of any other class or series of capital stock,




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               (2)  subdivide  its  outstanding  shares of Common  Stock  into a larger number of shares of such Common Stock, or

               (3) combine its outstanding shares of Common Stock into a smaller number of shares of such Common Stock,

then the number of shares of Option Stock receivable upon exercise of this Option to the extent permitted hereby immediately prior to the record date for such dividend or distribution or the effective date of such subdivision or combination shall be adjusted so that the holder of this Option shall thereafter be entitled to receive upon conversion of this Option to the extent permitted hereby the kind and number of shares of Common Stock that such holder would have owned or have been entitled to receive immediately after such record date or effective date had this Option been converted to the extent permitted hereby immediately prior to such record date or effective date. An adjustment made pursuant to this Section 12.a shall become effective immediately after the effective date of such event, but shall be retroactive to the record date, if any, for such event.

      Upon any adjustment of the number of shares of Option Stock receivable upon the exercise of this Option as herein provided, the Exercise Price per share shall be adjusted by multiplying the Exercise Price immediately prior to such adjustment by a fraction, the numerator of which shall be the number of shares of Option Stock receivable upon the exercise of this Option immediately prior to such adjustment and the denominator of which shall be the number of shares of Option Stock so receivable immediately thereafter.

          b. Rights; Options; Notes. If at any time the Corporation shall issue (without payment of any consideration) to all holders of outstanding Common Stock rights, options or warrants to subscribe for or purchase shares of Common Stock or securities convertible into or exchangeable for Common Stock, then the Corporation shall also distribute such rights, options, warrants or securities to the holders of this Option as if this Option had been converted to the extent permitted hereby immediately prior to the record date for such distribution.

          c. Distribution of Assets or Securities. If at any time the Corporation shall make a distribution to all holders of shares of Common Stock of any asset or security other than in connection with the liquidation, dissolution or winding up of the Corporation, then and in each such case, the Exercise Price shall be adjusted to equal the price determined by multiplying the Exercise Price in effect immediately prior to the close of business on the date fixed for the determination of stockholders entitled to receive such distribution by a fraction (which shall not be less than zero), the numerator of which shall be the fair market value per share of the Common Stock on the date fixed for such determination less the than fair market value of the portion of the assets or securities so distributed applicable to one share of Common Stock, and the denominator of which shall be such fair market value per share of the Common Stock, such adjustment to become effective immediately prior to the opening of business on the day following the date fixed for the determination of stockholders entitled to receive such distribution.




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          d.  Issuance of Common Stock at Less Than  Exercise  Price.  If at any
     time the Corporation shall sell or issue shares of Common Stock, or rights, options, warrants or convertible or exchangeable securities representing the right to subscribe for or purchase shares of Common Stock (excluding shares subsequently issued upon conversion, exercise or exchange of rights, options, warrants or convertible or exchangeable securities for which an adjustment was previously made pursuant to this Section 12), (ii) the issuance of this Option or any securities issued upon exercise thereof for a consideration per share (on a Common Stock equivalent basis) less than the Exercise Price in effect immediately prior to the issuance of such capital stock, the Exercise Price in effect immediately after each such issuance shall forthwith be adjusted to a price equal to the Exercise Price in effect immediately prior to such issuance multiplied by a fraction, the numerator of which is an amount equal to the sum of the total number of shares of capital stock outstanding (on a Common Stock equivalent basis) immediately prior to such issuance plus the number of shares of capital
     stock  (on  a  Common  Stock   equivalent   basis)   which  the   aggregate
     consideration received by the Corporation upon such issuance would purchase at a price equal to the Exercise Price in effect immediately prior to such issuance per share, and the denominator of which shall be the total number of shares of capital stock outstanding (on a Common Stock equivalent basis) immediately after the issuance of such capital stock.

     For the purposes of any  adjustment of the Exercise  Price pursuant to this
Section 12, the following provisions shall be applicable in the case of the issuance of (A) options to purchase or rights to subscribe for capital stock,
(B) securities by their terms convertible into or exchangeable for capital stock, or (C) options to purchase or rights to subscribe for such convertible or exchangeable securities:

               (1) the aggregate maximum number of shares of capital stock deliverable upon exercise of such options to purchase or rights to subscribe for capital stock shall be deemed to have been issued at the time such options or rights were issued and for a consideration equal to the consideration, if any, received by the Corporation upon the issuance of such options or rights plus the minimum purchase price provided in such options or rights for the capital stock covered thereby;

               (2) the aggregate maximum number of shares of capital stock deliverable upon conversion of or in exchange for any such convertible or exchangeable securities, or upon the exercise of options to purchase or rights to subscribe for such convertible or exchangeable securities, and subsequent conversion or exchange thereof, shall be deemed to have been issued at the time such securities were issued or such options or rights were issued and for a consideration equal to the consideration received by the Corporation for any such securities and related options or rights (excluding any cash received on account of accrued interest or accrued dividends), plus the additional consideration, if any, to be received by the Corporation upon the conversion or exchange of such securities or the exercise of any related options or rights; and

               (3) on any change in the number of shares of capital stock deliverable upon exercise of any such options or rights or conversion of or exchange for such convertible or exchangeable securities, or on any change in the minimum purchase price of such options, rights or securities, other than a change resulting from the antidilution provisions of such options, rights or securities, the Exercise Price shall forthwith be readjusted to such Exercise Price as would have been obtained had the adjustment made upon (x) the issuance of such



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     options,  rights or securities not exercised,  converted or exchanged prior to such change, as the case may be, been made upon the basis of such change or (y) the options or rights related to such securities not converted or exchanged prior to such change, as the case may be, been made upon the basis of such change.

      If at any time the Corporation shall sell and issue shares of Common Stock or rights, options, warrants or convertible or exchangeable securities containing the right to subscribe for or purchase shares of Common Stock for a consideration consisting, in whole or in part, of property other than cash or its equivalent, then in determining the "price per share of Common Stock" and the "consideration received by the Corporation" for purposes of the preceding paragraphs of this Section 12, the Board of Directors of the Corporation shall determine, in good faith, the fair market value of said property, which determination shall be subject to the Optionee's right to dispute such determination under Section 12.f. There shall be no adjustment of the Exercise Price in respect of the Common Stock pursuant to this Section 12.d. if the amount of such adjustment shall be less than $0.001 per share of Common Stock; provided, however, that any adjustments which by reason of this provision are not required to be made shall be carried forward and taken into account in any subsequent adjustment.

          e. Reorganization, Reclassification, Merger, Consolidation or Disposition of Assets. If at any time the Corporation shall reorganize its capital, reclassify its capital stock, consolidate, merge or combine with or into another Person (where the Corporation is not the surviving corporation or where there is any change whatsoever in, or distribution with respect to, the outstanding Common Stock of the Corporation), or the Corporation shall sell, transfer or otherwise dispose of all or substantially all of its property, assets or business to another Person, and pursuant to the terms of such reorganization, reclassification, consolidation, merger, combination, sale, transfer or other disposition of assets, (i) shares of common stock of the successor or acquiring Person or of the Corporation (if it is the surviving corporation) or (ii) any cash, shares of stock or other securities or property of any nature whatsoever (including warrants or other subscription or purchase rights) in addition to or in lieu of common stock of the successor or acquiring Person or the Corporation ("Other Property") are to be received by or distributed to the holders of Common Stock of the Corporation who are holders immediately prior to such transaction, then the holder of this Option shall have the right thereafter to receive, upon conversion of this Option to the extent permitted hereby, the number of shares of Common Stock, common stock of the successor or acquiring Person, and/or Other Property which holder of the number of shares of Common Stock for which this Option is convertible immediately prior to such event would have owned or received immediately after and as a result of such event. In such event, the Exercise Price of this Option shall be allocated among such securities and Other Property in proportion to the respective fair market values of such securities and Other Property as determined in good faith by the Board of Directors of the Corporation.

     In case of any such event, the successor or acquiring Person (if other than the Corporation) shall expressly assume the due and punctual observance and performance of each and every covenant and condition of this Option to be performed and observed by the Corporation and all the obligations and liabilities hereunder, subject to such modifications as the Optionee may approve (and as determined by resolution of the Board of Directors of the Corporation) in order to provide for adjustments of any shares of the securities of such successor or acquiring Person for which this Option thus becomes convertible,



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which  modifications  shall be as equivalent as practicable  to the  adjustments provided for in this Section 12. For purposes of this Section 12.e, "common stock of the successor or acquiring Person" shall include stock of such corporation, or other securities if such Person is not a corporation, of any class that is not preferred as to dividends or assets over any other class of stock of such corporation or Person and that is not subject to redemption and shall also include any evidences of indebtedness, shares of stock or other securities that are convertible into or exchangeable for any such stock, either immediately or upon the arrival of a specified date or the happening of a specified event and any warrants or other rights to subscribe for or purchase any such stock. The foregoing provisions of this Section 12. shall similarly apply to successive reorganizations, reclassifications, consolidations, mergers, sales, transfers and other dispositions of assets.

          f. Dissolution, Total Liquidation or Winding-Up. If at any time there shall be a voluntary or involuntary dissolution, total liquidation or winding-up of the Corporation, other than as contemplated by Section 12.e, then the Corporation shall cause to be mailed (by registered or certified mail, return receipt requested, postage prepaid) to the Optionee, at the earliest practicable time (and, in any event, not less than 30 calendar days before any date set for definitive action) notice of the date on which such dissolution, liquidation or winding-up shall take place, as the case may be. Such notice shall also specify the date as of which the holders of the shares of record of Common Stock shall be entitled to exchange their shares for securities, money or other property deliverable upon such dissolution, liquidation or winding-up, as the case may be. On such date, but only if the Optionee elects to exercise this Option (and in no event is the Optionee obligated to exercise this Option), the Optionee shall be entitled to receive upon exercise of this Option the cash or other property, that the Optionee would have been entitled to receive had this Option been exercised immediately prior to such dissolution, liquidation or winding-up.

          g. Other Dilutive Events. In case any event shall occur as to which the other provisions of this Section 12 are not strictly applicable but as to which the failure to make any adjustment would not protect the rights represented by this Option in accordance with the intent and principles hereof then, in each such case, the Optionee may appoint an independent investment bank or firm of independent public accountants which shall give its opinion as to the adjustment, if any, on a basis consistent with the intent and principles established herein, necessary to preserve the rights represented by this Option (or such Options). Upon receipt of such opinion, the Corporation will mail (by registered or certified mail, return receipt requested, postage prepaid) a copy thereof to the Optionee of this Option within three business days and shall make the adjustments described therein. The fees and expenses of such investment bank or independent public accountants shall be borne by the Corporation.

          h. Other Provisions Applicable to Adjustments Under this Section. The following provisions shall be applicable to the adjustments provided for pursuant to this Section 12:

               (1) When Adjustments To Be Made. The adjustments required by this
          Section 12 shall be made whenever and as often as any specified event requiring such an adjustment shall occur. For the purpose of any such adjustment, any specified event shall be deemed to have occurred at the close of business on the date of its occurrence.



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               (2) Record Date. In case the Corporation  shall fix a record date of the holders of Common Stock for the purpose of entitling them (i) to receive a dividend or other distribution payable in shares of Common Stock or in shares of any other class or series of capital stock or securities convertible into or exchangeable for Common Stock or shares of any other class or series of capital stock or (ii) to subscribe for or purchase shares of Common Stock or such other shares or securities, then all references in this Section 12 to the date of the issuance or sale of such shares of Common Stock or such other shares or securities shall be deemed to be references to such record date.

               (3) When Adjustment Not Required. If the Corporation shall fix a record date of the holders of its Common Stock for the purpose of entitling them to receive a dividend or distribution or subscription or purchase rights to which the provisions of this Section 12 would apply, but shall, thereafter and before the distribution to stockholders thereof, legally abandon its plan to pay or deliver such dividend, distribution, subscription or purchase rights, then thereafter no adjustment shall be required by reason of the taking of such record and any such adjustment previously made in respect thereof shall be rescinded and annulled.

               (4) Certain Limitations. Notwithstanding anything herein to the contrary, the Corporation agrees not to enter into any transaction that, by reason of any adjustment under Section 12, would cause the Exercise Price to be less than the par value of the Common Stock, unless the Corporation first reduces the par value of the Common Stock to be less than the Exercise Price that would result from such transaction.

               (5) Notice of Adjustments. Whenever the number of shares of Common Stock into which this Option is convertible or the Exercise Price shall be adjusted pursuant to this Section 12, the Corporation shall forthwith prepare a certificate to be executed by the chief financial officer of the Corporation setting forth, in reasonable detail, the event requiring the adjustment and the method by which such adjustment or adjustments were calculated, specifying the number of shares of Common Stock into which this Option is convertible and (if such adjustment or adjustments were made pursuant to Section 12.e) describing the number and kind of any other shares of stock or Other Property into which this Option is convertible, and any related change in the Exercise Price, after giving effect to such adjustment or change. The Corporation shall mail (by registered or certified mail, return receipt requested, postage prepaid) a signed copy of such certificate to the Holder within three business days of the event which caused such adjustment. The Corporation shall keep at the Designated Office copies of all such certificates and cause the same to be available for inspection at said office during normal business hours by the Holder or any prospective transferee of this Option designated by the Optionee.

               (6) Challenge to Good Faith Determination. Whenever the Board of Directors of the Corporation shall be required to make a determination of the fair market value of any item under this Option, such determination may be challenged by the Holder (or if the Option initially issued under the Securities Purchase Agreement has been divided up, the Holders of Options convertible for more than fifty percent of the aggregate number of shares of Option Stock then issuable upon conversion of all of the then convertible Options) and any dispute shall be resolved promptly, but



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in no event in more than 30 calendar  days,  by an  investment  banking  firm of recognized national standing or one of the six largest national accounting firms agreed upon by the Corporation and the Holders, and whose decision shall be binding on the Corporation and the Holders. If the Corporation and such Holders cannot agree on a mutually acceptable investment bank or accounting firm, then such Holders, jointly, and the Corporation shall within five business days each choose one such investment bank or accounting firm and the respective chosen firms shall within five business days jointly select a third investment bank or accounting firm, which shall make the determination promptly, but in no event in more than 30 days. The Corporation shall pay all expenses of such investment bank(s) or accounting firm(s), except that if the fair market value as determined by such investment bank or accounting firm is not either greater than or less than 5% of the fair market value as determined by the Board of Directors, then the Holders shall pay such expenses.

               (7) Independent Application. Except as otherwise provided herein, all subsections of this Section 12 are intended to operate independently of one another (but without duplication). If an event occurs that requires the application of more than one subsection, all applicable subsections shall be given independent effect without duplication.

     13. Transfer Restrictions and Legends. The option granted to Optionee hereunder and the Option Stock subject hereto shall not be transferable except upon the conditions specified in this Section 13, which conditions are intended to insure compliance with the provisions of the Securities Act of 1933 and applicable state securities laws in respect of the transfer of any shares of the Option Stock. In particular, no transfer of the Option or the Option Stock will be permitted unless a Registration Statement under the Securities Act of 1933 is in effect as to such transfer, and the Option or the Option Stock has been duly qualified for sale under applicable state securities laws, or in the opinion of counsel to the Corporation such registration and qualification is unnecessary in order for such transfer to comply with the Securities Act of 1933 and applicable state securities laws. Unless a Registration Statement is in effect as to the Option Stock, stock certificates evidencing the Option Stock shall bear such restrictive legends as the Corporation and the Corporation's counsel deem necessary or advisable under applicable law, including without limitation, legends substantially in the following form:

     The sale, transfer or encumbrance of this certificate and the shares represented by this certificate is subject to an agreement dated August 1, 1997, among the Corporation and John E. Anderson. A copy of the agreement is on file in the office of the Secretary of the Corporation. The agreement provides, among other things, for the right of the Corporation to purchase the shares of stock evidenced by this certificate from the holder of this certificate for a designated purchase price. By accepting the shares of stock evidenced by this certificate the holder agrees to be bound by said agreement.

     No sale, pledge, gift, hypothecation or other transfer of this certificate or the securities represented hereby, or any interest therein, shall be valid or effective unless a Registration Statement under the Securities Act of 1933 is in effect as to such transfer, and the Option or the Option Stock has been duly qualified for sale under applicable state securities laws, or in the opinion of counsel to

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     the Corporation such registration and qualification is unnecessary in order for such transfer to comply with the Securities Act of 1933 and applicable state securities laws.

     14. Registration of Option Shares. The Corporation agrees that, as of September 1, 1998, and at all times while this Option remains exercisable and unexercised with respect to any shares of Option Stock, and for a period of one year after the last date on which the Optionee acquires shares of Option Stock pursuant to this Option, there shall be in effect a Registration Statement under the Securities Act of 1933 on Form S-8 as promulgated by the U.S. Securities and Exchange Commission as to the transfer by Optionee of any shares of the Option Stock acquired or to be acquired by Optionee. The Corporation further agrees to bear all expenses associated with such registration of the Option Stock, other than underwriting fees, discounts and selling commissions.

     15. INDEMNIFICATION AND CONTRIBUTION.

          a. Indemnification by the Corporation. The Corporation agrees to indemnify and hold harmless Optionee and Optionee's affiliates and agents from and against any loss, claim, damage or liability and any action in respect thereof to which Optionee or Optionee's affiliates or agents may become subject under the Securities Act of 1933 or the Securities Exchange Act of 1934 or any other statute or common law, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (1) any untrue statement or alleged untrue statement of a material fact made in connection with the sale of Option Stock, whether or not such statement is contained or incorporated by reference in any registration statement or prospectus relating to the Option Stock (as amended or supplemented if the Corporation shall have furnished any amendments or supplements thereto) or any preliminary prospectus, other than as would be subject to indemnification by the Optionee under Section 15.b, (2) any omission or alleged omission to state a material fact required to be stated in any such registration statement or prospectus or necessary to make the statements therein not misleading, other than as would be subject to indemnification by the Optionee under Section 15.b, or (3) any violation by the Corporation of any federal, state or common law, Rule or regulation applicable to the Corporation and relating to action required of or inaction by the Corporation in connection with such registration. The Corporation also shall promptly, but in no event more than ten business days, pay directly or reimburse Optionee and Optionee's affiliates and agents for any legal and other expenses incurred by any of them in investigating or defending or preparing to defend against any such loss, claim, damage, liability or action. The Corporation shall either promptly, but in no event in more than ten business days, pay directly all amounts which it is required to pay hereunder or shall reimburse the requesting party for such amounts within ten business days after any request for such reimbursement. The Corporation also shall indemnify any Underwriter of the Option Shares, their officers, affiliates, directors, partners, members and agents and each person who controls such Underwriters on substantially the same basis as that of the indemnification of Optionee provided in this Section.

     The indemnity agreement contained in this Section shall not apply to amounts paid in settlement of any such loss, claim, damage or liability or any action in respect thereof if such settlement is effected without the consent of the Corporation (which consent shall not be unreasonably withheld), nor shall the Corporation be liable to the Optionee or Optionee's affiliates or agents in any such case for any loss, claim, damage, liability or any action in respect thereof to the extent that it arises solely from or is based solely upon and is

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in conformity with written information  relating to Optionee furnished expressly for use in connection with such registration by Optionee or its agents, nor shall the Corporation be liable to Optionee for any such loss, claim, damage or liability or any action in respect thereof to the extent it arises solely from or is based solely upon (a) any untrue statement or alleged untrue statement of a material fact contained in any registration statement or prospectus relating to Option Stock delivered by Optionee after the Corporation had provided written notice to the Optionee that such registration statement or prospectus contained such untrue statement or alleged untrue statement of a material fact, or (b) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading after the Corporation had provided written notice to Optionee that such registration statement or prospectus contained such omission or alleged omission.

          b. Indemnification by Optionee. Optionee shall indemnify and hold harmless the Corporation, its officers, directors, partners, members and agents and each person, if any, who controls the Corporation within the meaning of Section 15 of the Securities Act of 1933 or Section 20 of the Securities Exchange Act of 1934 to the same extent as the foregoing indemnity from the Corporation to Optionee, but solely with reference to information in conformity with and related to Optionee furnished in writing by Optionee expressly for use in any registration statement or prospectus relating to the Option Stock, or any amendment or supplement thereto, or any preliminary prospectus. Optionee shall also indemnify and hold harmless any Underwriter of the Registrable Securities or shares of Common Stock, their officers, directors, partners, members and agents and each person who controls such Underwriters on substantially the same basis as that of the indemnification of the Corporation provided in this Section; provided, however, that in no event shall any indemnity obligation under this Section exceed the dollar amount of the net proceeds actually received by Optionee from the sale of Option Stock or shares of Common Stock, which gave rise to such indemnification obligation under such registration statement or prospectus.

          c. Conduct of Indemnification Proceedings. Promptly after receipt by any person of any notice of any loss, claim, damage or liability or any action in respect of which indemnity may be sought pursuant to Section 15.a or Section 15.b, such person (the "Indemnified Party") shall, if a claim in respect thereof is to be made against any other person for indemnification hereunder, notify such other person (the "Indemnifying Party") in writing of the loss, claim damage, liability or action; provided, however, that the failure by the Indemnified Party to notify the Indemnifying Party shall not relieve the Indemnifying Party from any liability which the Indemnifying Party may have to such Indemnified Party hereunder. If the Indemnified Party is seeking Indemnification with respect to any claim or action brought against the Indemnified Party, then the Indemnifying Party shall be entitled to participate in such claim or action, and, to the extent that it wishes, jointly with all other Indemnifying Parties, to assume the defense thereof with counsel satisfactory to the Indemnified Party. After notice from the Indemnifying Party to the Indemnified Party of its election to assume the defense of such claim or action, the Indemnifying Party shall not be liable to the Indemnified Party for any legal or other expenses subsequently incurred by the Indemnified Party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that in any action in which both the Indemnified Party and the Indemnifying Party are named as defendants, the Indemnified Party shall have the right to employ separate counsel (but no more than one such separate counsel) to represent the Indemnified Party and its controlling persons who may be subject to liability arising out of any claim in respect of which indemnity may be sought by the Indemnified Party against the Indemnifying Party, with the fees and expenses of such counsel to be paid by such Indemnifying Party if, based upon the written opinion of counsel of such Indemnified Party, representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, consent to entry of judgment or effect any settlement of any claim or pending or threatened proceeding in respect of which the Indemnified Party is or could have been a party and indemnity could have been sought hereunder by such Indemnified Party, unless such judgment or settlement includes an unconditional release of such Indemnified Party from all liability arising out of such claim or proceeding.

          d. Contribution. If the indemnification provided for in the foregoing Sections 15.a, 15.b or 15.c is unavailable to any Indemnified Party in respect of any loss, claim, damage, liability or action referred to herein, then each such Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such loss, claim, damage, liability or action in such proportion as is appropriate to reflect the relative fault of the Indemnified Parties and the Indemnifying Parties in connection with the actions or omissions which resulted in such loss, claim, damage, liability or action, as well as any other relevant equitable considerations. The relative fault of any Indemnified Party and any Indemnifying Party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by such Indemnified Party or such Indemnifying Party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

      The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 15 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an Indemnified Party as a result of any loss, claim, damage, liability or action referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses incurred by such Indemnified Party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 15.d, Optionee shall not be required to contribute any amount in excess of the dollar amount of the net proceeds actually received by Optionee from the sale of Registrable Securities or shares of Common Stock, which gave rise to such contribution obligation. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

          16. Withholding. The Corporation shall have the right, before any certificate for any shares of Option Stock is delivered pursuant to this Option, to deduct or withhold from any other compensation payments made to the Optionee, any Federal, state or local taxes, including transfer taxes, required by law to be withheld, or to require the Optionee to pay any amount, or the balance of any amount, required to be withheld as a condition to receiving shares of Option Stock. The Corporation may, but is not under any obligation to, permit the receipt or use of shares of Common Stock, or the simultaneous sale thereof to the public, in satisfaction of or to generate funds for the payment of such withholding.

     17. Relationship to Other Benefits. This Option shall not be taken into account in determining any benefits under any pension, retirement, group insurance, or other employee benefit plan of the Corporation, whether now existing or hereafter adopted. This Option shall not preclude the shareholders of the Corporation, the Board of Directors or any committee thereof, or the Corporation from authorizing or approving other employee benefit plans or forms of incentive compensation, nor shall it limit or prevent the continued operation of other incentive compensation plans or other employee benefit plans of the Corporation.

     18. No Trust or Fund Created. This Option shall not create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Corporation and Optionee or any other person.

     19. General Provisions. The following provisions are integral parts of this
Agreement:

          a. Binding Agreement. This Agreement shall be binding upon and shall inure to the benefit of the successors, assigns, personal representatives, heirs and legatees of the respective parties hereto, except as otherwise expressly limited by the terms of this Agreement and any entities resulting from the reorganization, consolidation or merger of any party hereto.

          b. Supersedure. This Agreement shall supersede and fully replace, stand in the stead of and discharge any and all agreements or obligations of the Corporation with or for the benefit of Optionee regarding the issuance to Optionee of any option or right to acquire shares of the Corporation's Common Stock.

          c. Captions. The headings used in this Agreement, and the Summary appearing before the recitals on the first page hereof are inserted for reference purposes only and shall not be deemed to define, limit, extend, describe or affect in any way the meaning, scope or interpretation of any of the terms or provisions of this Agreement or the intent hereof.

          d. Entire Agreement. This Agreement constitutes the entire understanding and agreement between the parties and supersedes all prior agreements, representations or understandings between the parties relating to the subject matter hereof. All preceding agreements relating to the subject matter hereof, whether written or oral, are hereby merged into this Agreement.

          e. Counterparts. This Agreement may be signed on any number of counterparts with the same effect as if the signature to any counterpart were upon the same instrument.

          f. Severability. The provisions of this Agreement are severable, and should any provision hereof be void, voidable, unenforceable or invalid, such void, voidable, unenforceable or invalid provision shall not affect any other provision of this Agreement.

          g. Waiver of Breach. Any waiver by either party hereto of any breach of any kind or character whatsoever by the other party, whether such be direct or implied, shall not be construed as a continuing waiver of such breach.

          h. Cumulative Remedies. These several rights and remedies herein expressly reserved to each of the parties shall be construed as cumulative; and none of them shall be exclusive of, or in lieu or limitation of, any other right, remedy, or priority allowed by law.

          i. Amendment. This Agreement may not be modified except by an instrument in writing signed by the parties hereto.

          j. Time of Essence. The parties agree that time is of the essence in the performance of all duties herein.

          k. Interpretation. This Agreement shall be interpreted, construed and enforced according to the law of the State of Colorado, except as Federal law may apply.

     l. Notices. Any notice, payment, demand or communication required or permitted to be given by any provision of this Agreement shall be deemed to have been sufficiently given or served for all purposes if delivered personally to the party or to an officer of the party to whom the same is directed or if sent by registered or certified mail, postage and charges prepaid, addressed as follows:

                           If to the Corporation:

                           MB Software, Inc.
                           2225 E. Randol Mill Rd., Suite 305
                           Arlington, TX 76011
                           Attn: Scott Haire

                           w/copy to:

                           Brad L. Whitlock
                           Jackson & Walker, L.L.P.
                           901 Main Street, Suite 6000
                           Dallas, Texas 75202-3797

                           If to Optionee, to:

                           John E. Anderson
                           1310 Casper Circle
                           St. George, UT 84790

               Any such notice shall be deemed to be given on the date on which the same was deposited in a regularly maintained receptacle for the deposit of United States mail, addressed and sent as aforesaid. The address for notices for either party may be changed by that party giving written notice to the other.

               m. Legal Expenses. The prevailing party in any arbitration proceeding brought by one party against all other and arising out of this Agreement shall be entitled to reimbursement for its costs and expenses (including arbitration costs and reasonable fees for attorneys and expert witnesses) incurred with respect to bringing and maintaining any such arbitration. The term "prevailing party" for the purposes of this Section 19.m shall include a defendant who has by motion, judgment, verdict or dismissal by the arbitrator, successfully defended against any claims that has been asserted against it.

      EXECUTED Effective the day and year first above written,

                                                THE CORPORATION

                                                MB SOFTWARE, INC.


                                                By:  /s/ Scott A. Haire
                                                     ------------------------
                                                     Scott A. Haire, President



                                                OPTIONEE


                                                    /s/ John E. Anderson
                                                    ------------------------
                                                     John E. Anderson

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